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

                                                     First Savings Bank, FSB                  Loan File Number
                                      38728


    UNITED HERITAGE CORPORATE                     301 South Center, Suite 120                 Date
    ----------------------------------------------
    APRIL 25. 2000


    2 NORTH CADO                                       Arlington, Tx 76010                    Loan Amount $
    ---------------------------------------------------
    2,000.000.00


    CLEBURNE, TX 76031                                                                        Maturity Date
    ------------------------------------------------------------------------------------------
    APRIL 25. 2001


         BORROWER'S NAME AND ADDRESS               JG    LENDER'S NAME AND ADDRESS JAN        Renewal Of
         N/A
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      Includes each borrower above, jointly and severally. Includes the lender, its successors and assigns.

                         DISCLAIMER OF ORAL AGREEMENTS

  The Borrower and Lender, hereinafter the Parties, have entered into a transaction generally described as A LOAN IN THE AMOUNT OF $2,000,000.00, DATED APRIL 25, 2000 MADE BY LENDER TO BORROWER . In conjunction with this transaction the Parties have executed one or more promissory notes, assignments, security agreements, guaranty agreements, mortgages, deeds of trust or other documents. It is the intention of the Parties that this Disclaimer be incorporated by reference into each of the documents so executed for this transaction.

  The Parties warrant and represent that the entire agreement made BETWEEN THE Parties is contained within the executed documents, as amended and supplemented. hereby, and that no agreements or promises exist between the Parties that are not reflected in the language of the various documents executed in conjunction with this transaction.

                THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
                    AGREEMENT BETWEEN THE PARTIES AND MAY NOT
                                 BE CONTRADICTED
                    BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
                                 SUBSEQUENT ORAL
                           AGREEMENTS OF THE PARTIES.


      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. UNTCED HE AGE CORPORATE




                                                        First Savings Batik, FSB


                           .






           BORROWER                                  BORROWER
                                                     WALTER MIZE
           JAY G0S,                                  Lender
           EXECUTIVE VICE PRESIDENT












      0 BANKERS SYSTEMS. WC.. 1983 ST. CLOUD. MN 58301 LL-BM397-23411 916189
FORM DOA-T%